                                                                    Exhibit 24.1
                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 5th day of January, 1999


/s/ Raymond F. Bentele
----------------------
Raymond F. Bentele

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Wendell F. Bueche
---------------------
Wendell F. Bueche

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Rod F. Dammeyer
-------------------
Rod F. Dammeyer

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of January, 1999


/s/ James M. Davidson
---------------------
James M. Davidson

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Robert E. Fowler, Jr.
-------------------------
Robert E. Fowler, Jr.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Harold H. MacKay
--------------------
Harold H. MacKay

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ David B. Mathis
-------------------
David B. Mathis

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Donald F. Mazankowski
-------------------------
Donald F. Mazankowski

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Douglas A. Pertz
--------------------
Douglas A. Pertz

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of January, 1999


/s/ Joseph P. Sullivan
----------------------
Joseph P. Sullivan

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 4th day of January, 1999


/s/ Richard L. Thomas
---------------------
Richard L. Thomas

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of $750,000,000 of securities of the Company (or such greater amount as shall be permitted to be registered under the rules of the Securities and Exchange Commission pursuant to Rule 462(b), 457 or other applicable rules or regulations); to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 1st day of January, 1999


/s/ Billie B. Turner
--------------------
Billie B. Turner